MFS(R) Emerging Growth Fund

                      Supplement to the Current Prospectus


Effective June 30, 2006, David E. Sette-Ducati will no longer be a portfolio manager for the MFS Emerging Growth Fund.



                   The date of this Supplement is May 8, 2006.